Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 8/31/2008 to 9/30/2008

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from August 31, 2008 thru September 30, 2008

Opening Cash Balance -8/31/08	$ 1,076

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	1
Total Inflows	1
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	3	3
Consulting Fees
Lockbox Fees	0	0
Supplies & Misc	0	0
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	12	12
T&E Reimbursements
State Tax Payments	1	1
Distribution to Equity
Total Outflows	17	17

Net Cash Flows	(17)

Closing Cash Balance	$ 1,059

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from August 31, 2008 thru September 30, 2008
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 8/31/08 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$ 13,476	(per 9/30/08 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$ -

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from August 31, 2008 thru September 30, 2008
Amounts in $000's

See attached System Generated A/P reports as of 9/30/2008(Attachments 2A and 2B).

Beginning of Period Balance	$ 60	(per 8/31/08 G/L)
PLUS: New Indebtedness Incurred	30
LESS: Amounts Paid on A/P& taxes	(30)

End of Month Balance	$ 60	(per 9/30/08 G/L)

The New Power Company Vendor Balance Detail As of September 30, 2008	Exhibit 2A

	Type	Date	Amount	Balance
AT&T				0.00
	Bill	09/14/2008	10.60	10.60
	Bill	09/14/2008	150.65	161.25
	Bill Pmt -Check	09/14/2008	-161.25	0.00
	Bill	09/24/2008	150.93	150.93
	Bill Pmt -Check	09/24/2008	-150.93	0.00
Total AT&T			0.00	0.00
epiq Systems				0.00
	Bill	09/24/2008	383.05	383.05
	Bill Pmt -Check	09/24/2008	-383.05	0.00
Total epiq Systems			0.00	0.00
Iron Mountain Off-Site Data Protection				0.00
	Bill	09/14/2008	563.46	563.46
	Bill Pmt -Check	09/14/2008	-563.46	0.00
Total Iron Mountain Off-Site Data Protection			0.00	0.00
JPMorgan Chase				0.00
	Bill	09/14/2008	74.76	74.76
	Bill Pmt -Check	09/14/2008	-74.76	0.00
Total JPMorgan Chase			0.00	0.00
Kaster Moving Co. Inc.				0.00
	Bill	09/14/2008	82.42	82.42
	Bill Pmt -Check	09/14/2008	-82.42	0.00
Total Kaster Moving Co. Inc.			0.00	0.00
King and Spalding				0.00
	Bill	09/14/2008	115.00	115.00
	Bill Pmt -Check	09/14/2008	-115.00	0.00
	Bill	09/24/2008	230.00	230.00
	Bill Pmt -Check	09/24/2008	-230.00	0.00
Total King and Spalding			0.00	0.00
Mr. Gene Shanks				0.00
	Bill	09/30/2008	10,000.00	10,000.00
	Bill Pmt -Check	09/30/2008	-10,000.00	0.00
Total Mr. Gene Shanks			0.00	0.00
Mr. Richard Weill				0.00
	Bill	09/30/2008	10,000.00	10,000.00
	Bill Pmt -Check	09/30/2008	-10,000.00	0.00
Total Mr. Richard Weill			0.00	0.00
Ms. Patricia Foster				0.00
	Bill	09/30/2008	501.76	501.76
	Bill Pmt -Check	09/30/2008	-501.76	0.00
Total Ms. Patricia Foster			0.00	0.00
Sidley Austin Brown & Wood				0.00
	Bill	09/14/2008	2,512.07	2,512.07
	Bill Pmt -Check	09/14/2008	-2,512.07	0.00
Total Sidley Austin Brown & Wood			0.00	0.00

United States Treasury				0.00
	Bill	09/14/2008	1,050.00	1,050.00
	Bill Pmt -Check	09/14/2008	-1,050.00	0.00
Total United States Treasury			0.00	0.00

TOTAL			0.00	0.00

			25,824.70

The New Power Company Vendor Balance Detail As of September 30, 2008	Exhibit 2B

Name	Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	4,436.78
59,902.60

Attachment 3

For Period from August 31, 2008 thru September 30, 2008
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 8/31/08 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 9/30/08 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	9/01/2008-9/30/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 75,892.23
Total Deposits	$ -	interest
Total Payments	$ 12,844.73	Includes transfer to Manual Checking of $8,571.79
Closing Balance	$ 63,047.50
Service Charges

Electronic Payments issued this Period			EP29
Last Payment issued this Period			EP 29
Total # of payments this Period			9

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	9/01/2008-9/30/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 999,623.50
Total Deposits	$ 708.41	Interest Income
Total Payments	$ 3,931.74	Payroll Taxes
Closing Balance	$ 996,400.17
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	9/01/2008-9/30/2008

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$8,571.79	Transfer from Concentration
Total Payments	$8,571.79
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period		201237
Last Check issued this Period		201242
Voided Checks		1	201240
Total # of checks issued this Period		5

The New Power Company Check Detail As of September 30, 2008	Exhibit 5

Date	Num	Name	Amount

09/14/2008	wire	United States Treasury	3,931.74
09/14/2008	201238	CT Commissioner of Revenue Services	504.16
09/14/2008	201239	United States Treasury	1,050.00
09/14/2008	29	AT&T	161.25
09/14/2008	30	Iron Mountain Off-Site Data Protection	563.46
09/14/2008	31	JPMorgan Chase	74.76
09/14/2008	32	Kaster Moving Co. Inc.	82.42
09/14/2008	33	King and Spalding	115.00
09/14/2008	34	Sidley Austin Brown & Wood	2,512.07
09/15/2008	201237	M. Patricia Foster	3,388.81
09/24/2008	35	AT&T	150.93
09/24/2008	37	epiq Systems	383.05
09/24/2008	36	King and Spalding	230.00
09/30/2008	201241	M. Patricia Foster	3,388.81
09/30/2008	201242	Ms. Patricia Foster	501.76
09/30/2008	38	Mr. Gene Shanks	10,000.00
09/30/2008	39	Mr. Richard Weill	10,000.00

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from August 31, 2008 thru September 30, 2008
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	4.4
Connecticut State Tax	1.1

Taxes Owed and Due

Payroll Tax Liability	4.4

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from August 31, 2008 thru September 30, 2008
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 9/01/08 - 9/30/08
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	9/15/2008	Salary for pay period 9/01 -9/15
		$ 5,208.33	9/30/2008	Salary for pay period 9/16 -9/30
Eugene Shanks	Director	$ 10,000.00	9/30/2008	Biannual Board Fees
Richard Weill	Director	$ 10,000.00	9/30/2008	Biannual Board Fees

$ 30,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from August 31, 2008 thru September 30, 2008

none